                                                                    EXHIBIT 99.1


        STATEMENT UNDER OATH OF PRINCIPAL EXECUTIVE OFFICER AND PRINCIPAL
              FINANCIAL OFFICER REGARDING FACTS AND CIRCUMSTANCES
                        RELATING TO EXCHANGE ACT FILINGS

I, THOMAS C. SULLIVAN, state and attest that:

     (1) To the best of my knowledge, based upon a review of the covered reports of RPM, Inc., and, except as corrected or supplemented in a subsequent covered report:

          - no covered report contained an untrue statement of a material fact as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed); and

          - no covered report omitted to state a material fact necessary to make the statements in the covered report, in light of the circumstances under which they were made, not misleading as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed).

     (2) I have reviewed the contents of this statement with the Company's Audit Committee.

     (3) In this statement under oath, each of the following, if filed on or before the date of this statement, is a "covered report":

          - the Annual Report on Form 10-K for the fiscal year ended May 31, 2002 of RPM, Inc.;

          - all reports on Form 10-Q, all reports on Form 8-K and all definitive proxy materials of RPM, Inc. filed with the Commission subsequent to the filing of the Form 10-K identified above; and

          -    any amendments to any of the foregoing.



  /s/ Thomas C. Sullivan                  Subscribed and sworn to before me this
------------------------------------      29th day of August, 2002.
Thomas C. Sullivan
Chairman and Chief Executive Officer
(Principal Executive Officer)             /s/ Mary Hall Crawford
                                          ------------------------
August  29, 2002                          Notary Public

                                          My Commission Expires:


                                                MARY HALL CRAWFORD
                                           Notary Public, State of Ohio
                                        My Commission Expires Sept. 5, 2005
                                           (Recorded in Cuyahoga County)



                                                  [NOTARY SEAL]